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                                                                    Exhibit 10.2



                              EMPLOYMENT AGREEMENT
                              --------------------



     THIS AGREEMENT, effective as of April 15, 1998 (the "Effective Date"), is made and entered into by and between The Corporate Executive Board Company, a Delaware corporation (hereinafter "the Company"), and Harold "Rusty" Siebert (hereinafter the "Executive").


     WHEREAS, the Company desires to employ the Executive and the Executive desires to be employed by the Company; and

     WHEREAS, the Company and the Executive have agreed on the terms and conditions of the Executive's employment with the Company; and

     WHEREAS, the Company and the Executive desire to memorialize the terms and conditions of the Executive's employment with company in a written and binding contract.

     NOW, THEREFORE, in consideration of the mutual promises contained herein, and for other good and valuable consideration, the adequacy of which is hereby acknowledged, the parties agree as follows:


     1.  Employment
         ----------

          The Company hereby agrees to employ the Executive as of the Effective Date, on the terms and conditions stated herein, to perform and discharge such services and duties as are reasonably required of the Chairman of the Board of the Directors of the Company, and such other services and duties as he may be assigned from time to time by the Company's Board of Directors and such other persons as they may designate. The Executive agrees to accept such employment with the Company as of the Effective Date on the terms and conditions stated herein, and to devote his best efforts, energies and abilities to the Company.


     2.  Term
         ----

          The term of this Agreement shall commence as of the Effective Date and shall continue until the Agreement is terminated pursuant to Section 7 below. The Executive may be terminated by the company at will at anytime. However, a termination of the Executive shall be governed by the provisions of Section 7 below.


     3.  Compensation
         ------------

          a.  Salary
              ------

          As compensation for services rendered by the Executive during his employment under this Agreement, the Company shall, commencing with the Effective Date, pay the Executive a base salary of Twenty-Five Thousand Dollars ($25,000.00) per annum and such
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other compensation as the parties shall mutually agree (including, but not limited to, payments to cover reasonable living expenses).


          b.  Stock Options
              -------------

     As additional compensation for services rendered by the Executive during his employment under this Agreement, the Company shall grant the Executive the right and option to purchase shares of capital stock of the Company, subject to the terms and conditions of the Company's Stock-Based Incentive Compensation Plan or such other Company stock option plan as the Board of Directors of the Company may designate (collectively the "Plan"), as follows:


     (i) As of the Effective Date, the Company shall grant the Executive the right and option to purchase 10,000 shares of Class B Nonvoting Common Stock, $0.01 par value, of the Company ("Class B Stock"), at the then prevailing fair market value of the Company, on the terms and conditions as set forth in the Stock Option Agreement, dated as of the date hereof, between the Company and the Executive (the "Option Agreement"), and the Stockholders' Agreement, dated as of the date hereof, between the Company and the Executive (the "Stockholders' Agreement"). The Option Agreement and the Stockholders' Agreement shall be executed contemporaneously with this Agreement.

     (ii) As of the pricing of an Initial Public Offering of the Company's capital stock and provided the Executive is employed by the Company at such time, the Company shall grant the Executive the right and option to purchase shares of Class B Stock of the Company, equal to one percent (1%) of the fully diluted equity of the Company, at a purchase price per share equal to the offering price as reflected on the prospectus issued in connection with the Initial Public Offering (as determined by the Company in its sole and absolute discretion). Such options shall vest twenty-five percent (25%) per year beginning one year after an Initial Public Offering. The terms and conditions of this grant shall be subject to the terms and conditions of the Plan and a stock option agreement, if any, between the Company and the Executive. Prior to an Initial Public Offering, if the capitalization of the Company changes as a result of one or more stock dividends, stock splits, reverse stock splits, combinations, recapitalizations, reclassifications, mergers, consolidations or similar events, an appropriate equitable adjustment in the number and kind of shares or other securities provided by this Section 3(b)(ii) shall be made.

     (iii) At any time after an Initial Public Offering and provided the Executive is employed by the Company at the time of grant, the Company shall grant the Executive on an annual basis the right and option to purchase 10,000 shares of Common Stock, at such time as the Company and the Executive shall mutually agree, at a purchase price per share equal to the fair market value of such shares on the date of grant. Such options shall vest twenty-five percent (25%) per year beginning one year after grant.

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For purposes of this Agreement, the term "Initial Public Offering" shall mean the effectiveness of a registration statement under the Securities Act of 1933 covering any of the capital stock of the Company, and the completion of a sale of such stock thereunder, if as a result of such sale (i) the Company becomes a reporting company under Section 12(b) or 12(g) of the Securities Exchange Act of 1934, and (ii) the capital stock is traded on the New York Stock Exchange or the American Stock Exchange, or quoted on the NASDAQ National Market System.


          c.  Approved Sale of the Company
              ----------------------------

     Prior to an Initial Public Offering and prior to the Executive ceasing to be employed by the Company for any reason, (i) in the event of an Approved Sale by the Majority Shareholder of more than fifty percent (50%) of the Company's outstanding stock held by such Majority Shareholder, or (ii) upon a Distribution by the Company that is funded with the proceeds, after payment of related expenses (the "Net Proceeds") from an Approved Sale of more than fifty percent (50%) of the Company's assets, the Company shall make a one time payment to the Executive of One Million Dollars ($1,000,000.00) within thirty (30) days of such Approved Sale of stock or Distribution of proceeds (as appropriate). Such payment shall be in lieu of any further compensation or benefits from the Company (including, but not limited to, the receipt of any benefits with respect to any stock options granted by the Company to the Executive) other than the receipt of the Executive's base salary. For purposes of this Section 3(c), a Distribution made by the Company shall not be treated as a Distribution funded with the Net Proceeds from an Approved Sale of the Company's assets to the extent of the Company's Undistributed Earnings as of the date of the Distribution. For purposes of this Agreement, (i) the term "Approved Sale" shall mean a transaction or a series of related sale transactions that result in a bona fide unaffiliated change of economic beneficial ownership of the Company
  ---- ----
(disregarding for this purpose any disparate voting rights attributable to the outstanding stock of the Company) whether pursuant to the sale of the stock of the Company, the sale of the assets of the Company, or a merger or consolidation involving the Company (however, an Approved Sale shall not include (A) an issuance by the Company of its own stock, or (B) a gift of the stock of the Company); the term "Majority Shareholder" shall mean a holder of more than fifty percent (50%) of the outstanding stock of the Company, or if no person holds more than fifty percent (50%) of the outstanding stock of the Company, the holder of a plurality of the outstanding stock of the Company; the term "Distribution" shall mean distributions to stockholders with respect to the capital stock of the Company in the form of dividends, redemption payments, liquidation payments, or other similar payment types; and the term "Undistributed Earnings" shall mean, on any given date, the greater of (but not less than zero): (i) the retained earnings (or similar entry) shown on the audited financial statements of the Company for the prior fiscal year plus an estimate by the Company of additions to or subtractions from such retained earnings through such date of computation, and (ii) the "accumulated adjustments account" (or similar computation) of the Company for the prior taxable year of the Company pursuant to Section 1368(e) of the Internal Revenue Code of 1986, as amended, plus an estimate by the Company of additions to or subtractions from this account through such date of computation.

                                       3
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          d.  Benefits
              --------

          The Company shall provide the Executive with all of the standard benefits it provides to other executive employees who are similarly situated, as such benefits may be modified from time to time, including without limitation vacation, holidays, sick leave, group health insurance, short term and long term disability insurance, life insurance and participation in the 401(k) plan.


          e.  Expenses
              --------

          The Company shall reimburse the Executive for all reasonable and necessary business expenses incurred by him in the performance of his duties hereunder, in accordance with its policies, and provided they are vouchered in a form satisfactory to the Internal Revenue Service and consistent with company policy for the deduction of such expenses.


     5.  Compliance With Other Agreements
         --------------------------------

          The Executive represents and warrants that his performance hereunder shall not conflict with any other agreements to which he was or is a party. He further represents and warrants that he will not use in his performance hereunder any information, material or documents of a former employer which are trade secrets or are otherwise confidential or proprietary to said employer, unless he has first obtained written authorization from such former employer for their possession or use. The Executive agrees not to enter into any agreement, either written or oral, which may conflict with this Agreement, and he authorizes the Company to make known the terms of this Agreement to any person or entity, including, but not limited to, members of the Company or the Company or future employers of the Executive.


     6.   Exclusive Services, Confidential Information, Business Opportunities,
          ---------------------------------------------------------------------
          Non-Competition, Non-Solicitation and Work Product
          --------------------------------------------------

          Contemporaneous with their execution of this Agreement, the Executive and the Company shall execute the Company's Agreement Concerning Exclusive Services, Confidential Information, Business Opportunities, Non-Competition, Non-Solicitation and Work Product ("Non-Competition Agreement"), which is hereby incorporated herein in its entirety by this reference.


     7.  Termination
         -----------

     If the Executive's employment by the Company is terminated by either the Executive or the Company for any reason, the Executive shall immediately resign his positions as Chairman of the Board of Directors of the Company and as a Director of the Company. The Company's and the Executive's rights and obligations regarding the termination of the Executive's employment by the Company are as follows:

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          a.  By The Company
              --------------

               (i)  Termination for Cause
                    ---------------------

          The Company may terminate the employment of the Executive at any time for Cause. For purposes of this Agreement, "Cause" for termination shall mean the commission of an act of fraud, theft or dishonesty against the Company; arrest or conviction for any felony; arrest or conviction for any misdemeanor involving moral turpitude which might, in the Company's opinion, cause embarrassment to the Company; misconduct; substance abuse; insubordination; or violation of Company policy; willful or repeated non-performance or substandard performance of duties; or violation of any District of Columbia, state or federal laws, rules or regulations in connection with or during performance of work. In the event of termination pursuant to this Section 7(a)(i), the Executive shall not be entitled to any further compensation or benefits from the Company except for such compensation or benefits which have been earned prior to the date of termination pursuant to the express terms of this Agreement or any stock option agreement between the Company and Executive.


               (ii)  Termination Without Cause
                     -------------------------

          The Company may, in its sole discretion, without Cause or without any other cause whatsoever, terminate the Executive's employment at any time. For purposes of this Section 7(a)(ii), a termination without Cause shall not include a death or Disability (as defined in Section 7(a)(iii) below) or a termination by the Executive (as defined in Section 7(b) below), but a termination without Cause shall include a significant diminution of the Executive's employment duties or compensation, or a material breach of this Agreement by the Company. Prior to one year after an Initial Public Offering and prior to an Approved Sale, in the event of termination pursuant to this Section 7(a)(ii), the Executive shall be paid within thirty (30) days of such termination Two Hundred Fifty Thousand Dollars ($250,000.00) as severance compensation. Such severance compensation shall be in lieu of any further compensation or benefits from the Company (including, but not limited to, the receipt of any benefits with respect to any stock options granted by the Company to the Executive) except for such compensation or benefits which have been earned prior to the date of termination pursuant to the express terms of this Agreement. In the event of termination pursuant to this Section 7(a)(ii) and except as provided for in the preceding two sentences, the Executive shall not be entitled to any further compensation or benefits from the Company except for such compensation or benefits which have been earned prior to the date of termination pursuant to the express terms of this Agreement or any stock option agreement between the Company and Executive.


          b.  Death or Disability
              -------------------

          The Executive's employment shall be terminated in the event of his death or Disability. The term "Disability" shall mean a serious and permanent medical incapacity or disability that precludes the Executive from performing professional work. The Company, at its option and expense, shall be entitled to retain a physician reasonably acceptable to the Executive to confirm the existence of such incapacity or disability. In the event of termination under this Section 7(b), neither the Executive nor his estate shall be entitled to any compensation or benefits from the Company except for such compensation or benefits which have been earned prior to the date of termination pursuant to the express terms of this Agreement or any stock option agreement between the Company and Executive.

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          c.  By the Executive
              ----------------

          The Executive may voluntarily terminate his employment at any time upon one (1) month written notice to the Company. A voluntary termination by the Executive shall not include a date on which the Executive ceases to be employed by the Company due to death or disability (as defined in Section 7(b) above). In the event of such voluntary termination by the Executive, the Company may at any time prior to the expiration of the notice period relieve him of his duties and pay him his salary in lieu of notice for the remainder of said notice period. In the event of termination pursuant to this Section 7(c), the Executive shall not be entitled to any compensation or benefits from the Company except for such compensation or benefits which have been earned prior to the date of termination pursuant to the express terms of this Agreement or any stock option agreement between the Company and Executive.


     8.  Arbitration
         -----------

          The parties shall endeavor to settle all disputes by amicable negotiations. Any claim, dispute, disagreement or controversy that arises among the parties relating to this Employment Agreement (excluding enforcement by the Company of its rights under the Non-Competition Agreement) that is not amicably settled shall be resolved by arbitration, as follows:

          (a) Any such arbitration shall be heard in the District of Columbia, before a panel consisting of one (1) to three (3) arbitrators, each of whom shall be impartial. Except as the parties may otherwise agree, all arbitrators shall be appointed in the first instance by the appropriate official in the District of Columbia office of the American Arbitration Association or, in the event of his or her unavailability by reason of disqualification or otherwise, by the appropriate official in the New York City office of the American Arbitration Association. In determining the number and appropriate background of the arbitrators, the appointing authority shall give due consideration to the issues to be resolved, but his or her decision as to the number of arbitrators and their identity shall be final. Except as otherwise provided in this Section 8, all of the arbitration proceedings shall be conducted in accordance with the rules of the arbitrators.

          (b) An arbitration may be commenced by any party to this Employment Agreement by the service of a written request for arbitration upon the other affected parties. Such request for arbitration shall summarize the controversy or claim to be arbitrated, and shall be referred by the complaining party to the appointing authority for appointment of arbitrators ten (10) days following such service or thereafter. If the panel of arbitrators is not appointed by the appointing authority within thirty (30) days following such reference, any party may apply to any court within the District of Columbia for an order appointing arbitrators qualified as set forth below.

          (c) All attorneys' fees and costs of the arbitration shall in the first instance be borne by the respective party incurring such costs and fees, but the arbitrators shall have the discretion to award costs and/or attorneys' fees as they deem appropriate under the circumstances. The parties hereby expressly waive punitive damages, and under no circumstances shall an award contain any amount that in any way reflects punitive damages.

                                       6
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          (d) Judgment on the award rendered by the arbitrators may be entered in any court having jurisdiction thereof.

          (e) It is intended that controversies or claims submitted to arbitration under this Section 8 shall remain confidential, and to that end it is agreed by the parties that neither the facts disclosed in the arbitration, the issues arbitrated, nor the views or opinions of any persons concerning them, shall be disclosed to third persons at any time, except to the extent necessary to enforce an award or judgment or as required by law or in response to legal process or in connection with such arbitration.


     9.  Non-Waiver
         ----------

          It is understood and agreed that one party's failure at any time to require the performance by the other party of any of the terms, provisions, covenants or conditions hereof shall in no way affect the first party's right thereafter to enforce the same, nor shall the waiver by either party of the breach of any term, provision, covenant or condition hereof be taken or held to be a waiver of any succeeding breach.


     10.  Severability
          ------------

          In the event that any provision of this Agreement conflicts with the law under which this Agreement is to be construed, or if any such provision is held invalid or unenforceable by a court of competent jurisdiction or any arbitrator, such provision shall be deleted from this Agreement and the Agreement shall be construed to give full effect to the remaining provisions thereof.


     11.  Governing Law
          -------------

          This Agreement shall be interpreted, construed and governed according to the laws of the District of Columbia, without regard to the principle of conflicts of laws thereof.


     12.  Headings and Captions
          ---------------------

          The paragraph headings and captions contained in this Agreement are for convenience only and shall not be construed to define, limit or affect the scope or meaning of the provisions hereof.


     13.  Survival
          --------

          The provisions of the Non-Competition Agreement and the Stock Option Agreement (and any agreements incorporated therein by reference) shall survive the termination and/or expiration of this Agreement.


     14.  Entire Agreement
          ----------------

          This Agreement, including the agreements expressly incorporated by reference herein pursuant to Sections 3(b), 6 and 7(a)(i) above (and any agreements incorporated therein by reference), contains and represents the entire agreement of the parties and supersedes all prior agreements, representations or understandings, oral or written, express or implied with respect to the subject matter hereof. This Agreement may not be modified or amended in any way unless in a writing signed by both the Executive and the Company.


     15.  Assignability
          -------------

          Neither this Agreement nor any rights or obligations hereunder may be assigned by either party without the prior written consent of the other. Subject to the foregoing, this Agreement shall be binding upon and inure to the benefit of the parties hereto and their heirs, successors and assigns.


     16.  Notices
          -------

          All notices required or permitted hereunder shall be in writing and shall be deemed properly given if delivered personally or sent by certified or registered mail, postage prepaid, return receipt requested, or sent by telegram, telex, telecopy or similar form of telecommunication, and shall be deemed to have been given when received. Any such notice or communication shall be addressed: (a) if to The Company, to President, The Corporate Executive Board Company, The Watergate, 600 New Hampshire Avenue, N.W., Washington, D.C. 20037; or (b) if to the Executive, to his last known home address on file with the Company; or to such other address as the parties shall have furnished to one another in writing.


     17.  Counterparts
          ------------

          This Agreement may be executed in two or more counterparts all of which shall have the same force and effect as if all parties hereto had executed a single copy of this Agreement.


     IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement, to be effective as of the Effective Date.


                                     THE CORPORATE EXECUTIVE BOARD COMPANY


/s/ Harold L. Siebert                By: /s/ Michael A. D'Amato
--------------------------------        ------------------------------------
Harold "Rusty" Siebert               Name:   Michael A. D'Amato
                                     Title:  Executive Vice President








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